UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2022

SINCERITY APPLIED MATERIALS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55475	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1105, Level 11

370 Pitt Street

Sydney, New South Wales, Australia 2000

(Address of Principal Executive Offices)

+61 421 007 277

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SINC	OTC MARKET

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Smaller reporting company ☒

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 18, 2022, the Board of Directors of Sincerity Applied Materials Holdings Corp.(“SINC”) received the formal resignation letter from its independent registered public accounting firm, SW Audit (Formerly ShineWing Australia) effective immediately.

SW Audit is a medium sized firm and are currently facing staff shortages and constraints being experienced in Australia because of the COVID-19 Global Pandemic and consequently are unable continue as SINC’s Statutory Auditor due to their inability to provide any certainty over when they could commence or complete SINC’s Statutory Audit.

SW Audit noted there are no other material reasons for our resignation and confirmed that there were no circumstances connected with their resignation which they considered should be brought to the attention of the members or creditors of the Company and that there has been no disagreement with Management or the Directors.

The reports of SW Audit on the Company’s financial statements for each of the two fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided SW Audit with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that SW Audit furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of SW Audit letter dated July 26, 2022 is attached as Exhibit 16.1 hereto.

While the Company has not engaged a new independent registered public accounting firm, it has begun a search process to identify SW Audit’s successor. The Company will disclose its engagement of a new independent registered public accounting firm once the process has been completed and as required by Securities and Exchange Commission’s rules and regulations.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from CPA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2022

SINCERITY APPLIED MATERIALS HOLDINGS CORP.

By:	/s/ Yiwen Zhang
Name: Title:	Yiwen Zhang Chief Executive Officer

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